November 7, 2014 Second quarter FY15 earnings presentation Bristow Group Inc. Exhibit 99.1

Second quarter FY15 earnings call agenda
Introduction
CEO remarks and safety review
Operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Jonathan Baliff, President and CEO
Jeremy Akel, SVP and COO
John Briscoe, SVP and CFO
Jonathan Baliff, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected contract revenue, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; expected input of our investment in Eastern Airways; aircraft delivery dates and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration, development and production activities; the impact of competition; actions by customers; the risk of reductions in spending on aircraft services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations;
operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the possibility that we may lack sufficient liquidity to continue to repurchase shares or pay a quarterly dividend; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we or our suppliers will be unable to deliver new aircraft on time or on budget; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of
Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and our
Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CEO remarks and safety review Jonathan Baliff, President and CEO

Operational safety review
1) AAR includes consolidated commercial operations only
2) TRIR includes consolidated commercial operations, corporate and Bristow Academy employees
Total Recordable Injury Rate
2
(TRIR) per 200,000
man hours (cumulative)
Commercial Air Accident Rate
1
(AAR) per 100,000
flight hours (fiscal year)
0.54
0.53 0.53
0.96
0.00 0.00
0.00
1.00
2.00
3.00
FY10 FY11 FY12 FY13 FY14 YTD FY15
0.59
0.42
0.27
0.31
0.26
0.11
0.00
1.00
2.00
3.00
FY10 FY11 FY12 FY13 FY14 YTD FY15

Q2 FY15 highlights
Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended September 30, 2014.
Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
Please see our earnings release and slide 22 for more information regarding earnings guidance range.
*
**
***
•
Continued revenue and LACE rate growth in Q2 FY15 both-over-year and sequentially
•
Adjusted EBITDAR increased year-over-year, but adjusted EPS is down due primarily to unfavorable changes in foreign exchange rates
•
Q2 FY15 BVA** is up $3.7 million year-over-year and up $1.6 million sequentially; with returns growing due to excellent capital management
•
Cash flow growth has led to increased liquidity of $613 million
•
EPS guidance for the full year FY15 is reaffirmed at $4.70 - $5.20***
•
Q2 operating revenue of $440.5M (16.3% increase from Q2 FY14, 0.7 % increase from Q1 FY15)
•
Q2 GAAP EPS of $0.73 (75.7% decrease from Q2 FY14, 40.7% decrease from Q1 FY15)
•
Q2 adjusted EPS* of $0.87 (31.5% decrease from Q2 FY14, 34.1% decrease from Q1 FY15)
•
Q2 adjusted EBITDAR* of $112.1M (3.3% increase from Q2 FY14, 12.2% decrease from Q1 FY15)

• Recent declines in oil prices are supply oriented and expected to be shorter term in nature, with increased finding/production costs supporting a sustainable higher price in the long term
• Regardless, our business model has not been impacted by short term commodity price declines, but more from our clients’ short term cost and capital restrictions; the long term outlook remains positive
• Global growth in helicopter demand is good, while large helicopter supply remains constrained. Total value of identified future helicopter opportunities is comparable to our last update
• SAR discussions are ongoing for multiple aircraft opportunities in various countries including Australia, Brazil, the Falklands,
Greenland, Nigeria, Norway, Trinidad and the UK
Market environment outlook

Operational highlights Jeremy Akel, SVP and COO

Stavanger
Bergen
Hammerfest
Scatsta
Sumburgh
Stornoway
Aberdeen
Humberside
Norwich
Bronnoysund
Norway
UK

Bristow

Eastern airways

airline of the year 2014/15

TARGET ZERO

•
Europe contributed 49% of Bristow operating revenue
and 54% of adjusted EBITDAR* in Q2 FY15
•
Operating revenue increased 32% to $206.3M in Q2
FY15 from $156.4M in Q2 FY14 with the net addition
of eight LACE, an overall increase in activity under
existing and new contracts over the comparable
quarter and the addition of Eastern Airways
•
Adjusted EBITDAR increased 26% to $69.5M in Q2
FY15 from $55.2M in Q2 FY14 with adjusted
EBITDAR margin of 33.7% in Q2 FY15 vs. 35.3% in
Q2 FY14
Outlook:
Higher demand for newer technology aircraft in the
Southern North Sea resulting from CAP 1145
implementation
Three LACE contracted for one year in the Falkland
Islands commencing February 2015
One LACE contracted for two and a half years in
Norway commencing January 2015
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to be
~ low thirties

15° W
10° W
5° W
0°
5° E
S92 Base
AW189 Base
S92
AW189
UK SSR
SUMBURGH
2 x S92
SUMBURGH
60° N
STORNOWAY
3 x S92
(1 for training and backup)
STORNOWAY
INVERNESS
3 x AW189
(1 for training and backup)
INVERNESS
Plockton
Glenmore
Braemar
Ft William
Oban
Killin
UK SSR
PRESTWICK
2 x AW189
PRESTWICK
55° N
HUMBERSIDE
Leeds Bradford
CAERNARFON
HUMBERSIDE
2 x S92
CAERNARFON
2 x S92
Ireland
SSR
CARDIFF
2 x AW189
CARDIFF
MANSTON
MANSTON
2 x AW189
Southampton
NEWQUAY
NEWQUAY
2 x S92
LEE-ON-SOLENT
50° N
LEE-ON-SOLENT
2 x AW189
UK SSR
45° N

Bristow

TARGET ZERO

UK SAR update
• From the start of the GAP SAR contract in
June 1, 2013 through September 30, 2014, we have
conducted over 445 missions and rescued and/or
assisted over 420 people
• Sumburgh and Stornoway bases generated $13.0M
of operating revenue in Q2 FY15 and $63.9M since
the beginning of the contract
• Construction of the first two UK SAR bases
continues in Inverness and Humberside and
expected to become fully operational in Q1 FY16
• Completed sale-leaseback of four GAP SAR S-92s
• Completed lease financing of remaining UK SAR
S-92s, including two that were delivered during the
current quarter
Outlook:
UK SAR implementation and start-up are on
schedule and on budget
Expect to complete lease financing of each
AW189 upon delivery

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

Bristow

TARGET ZERO

West Africa (WASBU)
•
West Africa (Nigeria) contributed 19% of Bristow
operating revenue and 19% of adjusted EBITDAR* in
Q2 FY15
•
Operating revenue increased to $80.1M in Q2 FY15
from $75.9M in Q2 FY14 due to improved contract
terms
•
Adjusted EBITDAR increased to $24.9M in Q2 FY15
from $23.1M in Q2 FY14 and adjusted EBITDAR
margin increased to 31.1% in Q2 FY15 vs. 30.4% in
Q2 FY14 due to increased revenue and cost control
measures
Outlook:
Contracts continue to be extended
Two LACE medium term extension
Introduction of new fixed wing service in Q4 FY15
to meet client demand
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to be
~ low thirties

•
North America contributed 13% of Bristow operating
revenue and 14% of adjusted EBITDAR* in Q2 FY15
•
Operating revenue decreased slightly to $56.0M in
Q2 FY15 from $60.4M in Q2 FY14 primarily due to
the planned closure of our Alaska operations and a
decline in the number of small aircraft on contract
•
Adjusted EBITDAR decreased slightly to $18.1M in
Q2 FY15 vs. $18.7M in Q2 FY14 while adjusted
EBITDAR margin increased to 32.4% from 31.0% in
Q2 FY14, driven by a change in the contracted fleet
mix
Outlook:
Two LACE moving into GOM in second half of
FY15 to service client demand
Additional LACE in Canada in Q3 FY15
Secured $1.1 billon contract in Canada for up to
nine LACE (two new LACE) beginning in FY16
Facility improvements remain on schedule and
on budget
FY15 adjusted EBITDAR margin
expected to be ~ low-to-mid thirties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

Australia (AUSBU)
•
Australia contributed 11% of Bristow operating
revenue and 8% of adjusted EBITDAR* in
Q2 FY15
•
Operating revenue increased by 33.6% to $47.2M
in Q2 FY15 from $35.3M in Q2 FY14
•
Adjusted EBITDAR increased 44.2% to $10.7M in
Q2 FY15 from $7.4M in Q2 FY14 and adjusted
EBITDAR margin increased to 22.6% in Q2 FY15
from 21% in Q2 FY14 due to the ramp up of the
INPEX contract, offset by the conclusion of certain
short term contracts
Outlook:
Inpex operations continue to ramp up with an
oil and gas SAR LACE that commenced in
October and one additional LACE commencing
in November
One LACE contracted for one year beginning in
Q1 FY16
Full EC225 fleet has returned to service
FY15 adjusted EBITDAR margin expected to
be ~ low twenties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Great
Australian
Bight
Karratha
Exmouth
Learmonth
Varanus Is
Barrow Is
Australia
Perth
Essendon
Tooradin
Broome Truscott Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
Warrnambool

•
Other International contributed 8% of Bristow operating
revenue and 5% of adjusted EBITDAR* in Q2 FY15
•
Operating revenue increased to $35.8M in Q2 FY15 vs.
$32.2M in Q2 FY14 due to addition of a contract in
Tanzania and increased activity in Trinidad
•
Adjusted EBITDAR decreased to $6.6M in Q2 FY15 vs.
$12.6M in Q2 FY14 and adjusted EBITDAR margin
decreased to 18.5% in Q2 FY15 from 39.3% in Q2 FY14
primarily due to a decrease in earnings from
unconsolidated affiliates and the end of a contract in
Malaysia, partially offset by activity in Trinidad and
Tanzania
•
Unconsolidated earnings from Líder decreased $5.5M
primarily due to unfavorable changes in foreign
exchange rates
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Other International (OIBU)
Outlook:
New opportunities in Africa, the Black Sea and Brazil
Additional long term opportunity for 1/2 LACE in Trinidad
Developing opportunities to introduce new technology LACE in emerging markets
FY15 adjusted EBITDAR margin expected to ~ mid thirties

Manaus
Belém
Porto Urucu
Fortaleza
Natal
Recife
Salvador
Brasília
Confins
Pampulha
Vitória
Galeão
Campinas
Campos
Guarulhos
Macaé
Itanhahém
Santos Dumont
Curitiba
Jacarepaguá
Operational bases
Navegantes
São J. dos Campos
Congonhas
Porto Alegre

$ in millions

Líder update
* Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix
Líder adjusted EBITDAR*
• YTD CY14 adjusted EBITDAR decreased 8.5%
year-over-year due primarily due to unfavorable
changes in foreign currency rates
• Absolute BVA contribution to Bristow from Líder
was $3.9M* in Q2 FY15 (September 30, 2014)
• Adjusted debt to TTM adjusted EBITDAR
increased to 3.2x as of September 30, 2014 from
2.8x as of September 30, 2013
Outlook:
96.9
88.7
51.0
56.0
59.1
70.5
123.2
0
20
40
60
80
100
120
140
CY09 CY10 CY11 CY12 CY13 YTD CY14
Comparable period Full year
One LACE renewal for two years
Petrobras is pressing ahead with
changing its fleet mix to large
aircraft
Additional long term LACE
requirements anticipated

Current and future financial performance John Briscoe, SVP and CFO

$1.27
$0.87
$0.04
$0.33
$0.11
Q2 FY14 Operations Corporate and Other FX Changes Q2 FY15
Financial highlights:
Adjusted EPS and adjusted EBITDAR summary year-over-year
Q2 FY14 to Q2 FY15 adjusted EPS bridge
$108.5
$112.1
$17.2
$8.3
$5.3
Q2 FY14 Operations Corporate and Other FX Changes Q2 FY15
Q2 FY14 to Q2 FY15 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended September 30, 2014.

Consolidated commercial aircraft
Large Aircraft Equivalent (LACE)*
300
250
200
150
100
50
0
279
153
264
149
261
158
241
158
243
166
FY11
FY12
FY13
FY14
Q2 FY15

LACE*
LACE Rate* ($ in millions)
180
170
160
150
140
$12
$10
$8
$6
$4
$2
$-
$7.15
$7.89
$8.35
$9.34
$9.43
153
149
158
158
166
FY11
FY12
FY13
FY14
YTD
Q2 FY15

LACE and LACE rate continue to increase led by new
technology aircraft and improved utilization/terms
*     See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue
FY15 average LACE guidance range reaffirmed at 161 - 167 and average LACE rate guidance range of $9.50 - $10.50 million

$2.28
$2.19
$0.24
$0.02
$0.35
YTD Q2 FY14 Operations Corporate and Other FX Changes YTD Q2 FY15
Financial highlights:
Adjusted EPS and adjusted EBITDAR summary year-over-year
YTD Q2 FY14 to YTD Q2 FY15 adjusted EPS bridge
$211.8
$239.7
$39.1
$0.7
$11.9
YTD Q2 FY14 Operations Corporate and Other FX Changes YTD Q2 FY15
YTD Q2 FY14 to YTD Q2 FY15 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended September 30, 2014.

70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
BVA $ in millions
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
TTM GCF reutrn %
11.8%
11.8%
12.4%
13.0%
13.1%
22.4
12.1
28.7
24.5
26.1
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15

✓

✓

✓

Bristow

TARGET ZERO

Bristow Value Added (BVA) drives improving Gross Cash
Flow (GCF) performance
• Q2 FY15 absolute BVA is positive $26.1M, a $3.7M increase from Q2 FY14
• Year-over-year change in BVA is driven by:
Excellent revenue growth
Margin improvement
Capital efficiency efforts
• EBU and NABU generated key improvements year-over-year
Note: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.

300
250
200
150
100
50
0
$ in millions
82
69
114
117
132
135
100
132
101
FY11
FY12
FY13
FY14
YTD FY15
Comparable period
Full year

700
600
500
400
300
200
100
$ in millions
116
145
262
140
216
199
204
326
264
349
FY11
FY12
FY13
FY14
YTD FY15
Undrawn borrowing capacity
Cash

Bristow

TARGET ZERO

Our progress on BVA yields stronger liquidity for growth,
dividends and share repurchases . . .
1)
See 10-Q for more information on cash flow provided by operating activities
2) At period end
261
402
415
530
613
151
231
267
232
Net cash provided by operating activities
1
Total liquidity
2

FY15 guidance reaffirmed . . .
•
FY15 adjusted EPS guidance range is reaffirmed at $4.70 - $5.20, excluding special items and aircraft sales.  Other specific items include:
*Assuming FY15 revenue earned in same regions and same mix as in FY14
Highlighted figures have changed since the last earnings release.  FY15 guidance as presented last quarter is included in the appendix for reference.
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy based on forward adjusted EPS reflects management’s commitment to deliver a stable, growing and predictable total return for shareholders
Average  LACE (Large AirCraft
Equivalent)
~161 - 167 Interest expense ~ $28 - $32M
Average LACE Rate ~ $9.50 - $10.50M Rent expense (a/c only) ~$140 - $145M
G & A expense (all inclusive) ~ $220 - $225M Tax rate* ~ 20 - 23%
Depreciation expense ~ $100 - $105M Adj. EPS guidance $4.70 - $5.20
FY15 guidance

. . . as we continue to deliver strong results in FY15
• Declines in recent oil prices have not impacted our production and infrastructure oriented business model
• We continue to work with clients to identify cost effective logistics solutions with Bristow’s global fleet and stable
balance sheet driving demand for our services
• $4.3 billion of contracts are being implemented on schedule and on budget starting in FY16
• Macro economic volatility did impact Q2 FY15 adjusted EPS, but strong BVA and cash flow performance continues
•
Our fiscal year 2015 adjusted EPS guidance range reaffirmed
at $4.70 - $5.20

Appendix

Organizational chart - as of September 30, 2014
Business Unit
(% of FY15 operating revenue)
Corporate
Region
( # of aircraft / # of locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 363
aircraft as of September 30, 2014
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 131 aircraft
as of September 30, 2014
*   Includes corporate and other
Bristow
EBU
46%
WASBU
18%
NABU
13%
AUSBU
11%
OIBU
8%
BRS Academy
4%*
UK – 85/6
Norway – 21/4
Nigeria – 47/6
U.S. GoM – 59/6
Canada – 8/2
Australia – 29/12 Brazil – 11/5
Egypt – 0/0
Malaysia – 1/1
Mexico – 2/1
Russia – 7/3
Tanzania – 3/1
Trinidad – 10/1
Turkmenistan – 2/1
Florida – 54/1
Louisiana – 13/1
Nevada – 3/1
UK – 4/1
Lider – 86
PAS – 45
Other – 4/1

Aircraft fleet – medium and large
as of September 30, 2014
Next Generation Aircraft
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$1.8 billion and leased fleet is ~$1.4 billion
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 18           - 18           -
AW189 16 Twin Turbine 2             - 2             15
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 23           - 23           2
Mil Mi 8 20 Twin Turbine 7             - 7             -
Sikorsky S-61 25 Twin Turbine 2             - 2             -
Sikorsky S-92 19 Twin Turbine 65           8             73           6
117         8             125         28
LACE 110
Medium Helicopters
AW139 12 Twin Turbine 18           2             20           -
Bell 212 12 Twin Turbine - 14           14           -
Bell 412 13 Twin Turbine 23           19           42           -
EC155 13 Twin Turbine 1             - 1             -
Sikorsky S-76A/A++ 12 Twin Turbine 2             5             7             -
Sikorsky S-76C/C++ 12 Twin Turbine 51           34           85           -
Sikorsky S-76D 12 Twin Turbine 3             - 3             7
98           74           172         7
LACE 46

Aircraft fleet – small, training and fixed
as of September 30, 2014 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AW109 6 Twin Turbine - 1             1
AS 350BB 4 Turbine - 2             2
Bell 206B 4 Turbine 1             2             3             -
Bell 206 L Series 6 Turbine 5             6             11           -
Bell 407 6 Turbine 33           - 33           -
BK-117 7 Twin Turbine 2             - 2             -
EC135 6 Twin Turbine -          3             3             -
41           14           55           -
LACE 10
Training Helicopters
AW109 6 Twin Turbine 2             - 2             -
AS 355 5 Twin turbine 2             - 2             -
Bell 206B 4 Turbine 12           - 12           -
Robinson R22 2 Piston 8             - 8             -
Robinson R44 4 Piston 7             - 7             -
Sikorsky 300CB/CBi 2 Piston 42           - 42           -
Fixed Wing 1             - 1             -
74           - 74           -
Fixed Wing 33           35           68           -
Total 363         131         494         35
TOTAL LACE (Large Aircraft Equivalent)* 166

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 110 aircraft currently leased in our fleet, 67 are commercial (56 LACE), 30 are training and 13 fixed wing
• 56 LACE aircraft represent approximately 34% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of September 30, 2014
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1                     35              36           36                     67               53%
WASBU -             1                     1                2             2                       23               7%
NABU 1             13                  5                19           12                     32               36%
AUSBU 2             2                     6                10           8                       22               35%
OIBU -             -                     - -             - 23               -
Total 3             17                  47              67           56                     166             34%
*
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
  See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.

Consolidated fleet changes and aircraft sales for
Q2 FY15
Small Medium Large Training Total
EBU -          -            5         -           5
WASBU -          2           -          -           2
NABU -          -            -          -           -
AUSBU -          -            2         -           2
OIBU -          4           -          -           4
Academy -          -            -          1          1
Total -          6           7         1          14
Held for sale aircraft in consolidated fleet
Small Medium Large Training Fixed wing Total
EBU -          1           35        -           13         49
WASBU -          1           1         -           -           2
NABU 1         13          5         -           -           19
AUSBU 2         2           6         -           -           10
OIBU -          -            -          -           -           -
Academy -          -            -          30         -           30
Total 3         17          47        30         13         110
Leased aircraft in consolidated fleet
# of a/c Sold
Cash
received*
Q1 FY15 4                  4.7 $
Q2 FY15 7                  8.2 $
Total 11                 12.9 $
* Amounts stated in millions
Q1 FY15 Q2 FY15
Fleet Count Beginning
363 363
Delivered
Large
6             2
Medium
3             -
Total Delivered
9             2
Removed
Sales
(4)            (7)
Other*
(5)            5
Total Removed
(9)            (2)
363 363
* Includes writeoffs, lease returns and commencements
Fleet changes
See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases

Operating revenue, LACE and LACE rate by BU
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy and Eastern Airways
Op revenue
1
LACE LACE Rate
2,3
EBU $328 67 $9.78
WASBU 160 23 14.23
NABU 113 32 7.04
AUSBU 94 22 8.72
OIBU 71 23 6.20
Total $784 166 $9.43
Operating Revenue, LACE, and LACE Rate by BU
as of September 30, 2014
4

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
EBU 47 45 51 55 57 59 59 56 61 67
WASBU 22 22 20 21 21 21 22 23 23 23
NABU 30 31 39 37 37 33 34 34 33 32
AUSBU 18 17 17 19 19 19 20 22 23 22
OIBU 32 28 27 27 27 28 28 24 25 23
Consolidated 147 142 154 158 161 160 162 158 163 166
LACE
FY11 FY12 FY10
FY13 FY14 FY15

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30 $10.84 $10.60 $9.78
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17 13.99 14.21 14.23
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75 6.84 7.02 7.04
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21 6.76 8.27 8.72
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58 5.57 5.80 6.20
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14 FY15

Order and options book as of September 30, 2014
#
Helicopter
Class Delivery Date
1 Large September 2015
1 Large December 2015
1 Medium December 2015
1 Large March 2016
3 Medium March 2016
3 Large June 2016
3 Medium June 2016
3 Large September 2016
2 Medium September 2016
4 Large December 2016
1 Medium December 2016
2 Large March 2017
1 Medium March 2017
4 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
4 Large December 2017
3 Medium December 2017
1 Large March 2018
2 Medium March 2018
1 Large June 2018
1 Large September 2018
1 Large December 2018
48
OPTIONS BOOK
#
Helicopter
Class Delivery Date Location Contracted
1 Large December-14 AUSBU 1 of 1
1 Large March-15 EBU
2 Medium June-15 WASBU
1 Large June-15 EBU
1 Medium June-15 NABU
4 Medium September-15 WASBU
1 Large September-15 EBU
2
1 Large September-15 NABU 1 of 1
1 Large December-15 AUSBU 1 of 1
2
1 Large December-15 AUSBU 1 of 1
2 Large December-15 EBU
2
1 Large December-15 IBU
1 Large March-16 EBU
1 Large June-16 EBU
2 Large June-16 NABU
1 Large September-16 NABU
2 Large December-16 NABU
24 4 of 24
ORDER BOOK
1
1)
Five large aircraft on order and seven large aircraft  on option are subject to the successful development and certification of the aircraft
2)
SAR configured
3)
The aircraft that are indicated in grey italic will be leased upon delivery

Order and options book as of September 30, 2014 (continued)
#
Helicopter
Class Delivery Date Location Contracted
1
Large
December-14* EBU 1 of 1
2 Large December-14 EBU 2 of 2
3 Large March-15 EBU 3 of 3
2 Large March-15 EBU 2 of 2
2 Large June-15 EBU 2 of 2
1 Large June-15 EBU 1 of 1
2 Large September-15 EBU 2 of 2
1 Large September-15 EBU 1 of 1
2 Large December-15 EBU 2 of 2
16 16 of 16
The aircraft that are indicated in grey italic will be leased upon delivery
UK SAR CONFIGURED ORDER BOOK
*This aircraft was delivered on October 8, 2014

Zone of leased FMV
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14

Bristow

TARGET ZERO

Total net asset FMV with and without leased aircraft FMV
NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments).
$87.99
49.19
70.12
$76.55
53.79
$35
$45
$55
$65
$75
$85
$95
Net asset FMV per share Book value of equity per share Average stock price
The reconciliation for net asset FMV per share (shaded area) and net asset FMV per share implied by our UK SAR aircraft (
)  is provided on the following pages

Net asset FMV reconciliation as of September 30, 2014
(in millions) Including leases Excluding leases
(+) FMV of a/c 1,829 $                1,829 $
(+) FMV of leased a/c 1,415                     -
(+) NBV of PPE w/o a/c 581                        581
(+) Working capital 350                        350
(-) LT debt (766)                       (766)
(-) Leased imputed debt (602)                       -
(-) Pension liability (72)                         (72)
Net asset FMV 2,735 $                1,922 $
# of common shares 35.7                       35.7
Net asset FMV per share 76.55 $                53.79 $
September 30, 2014

UK SAR net asset FMV reconciliation
UK SAR contribution
(in millions) September 30, 2014 FY16 - FY17 Implied
(+) FMV of a/c 1,829                               79                                    1,908
(+) FMV of leased a/c 1,415                               289                                  1,704
(+) NBV of PPE w/o a/c 581                                  113                                  694
(+) Working capital 350                                  174                                  524
(-) LT debt (766)                                 (88)                                   (854)
(-) Leased imputed debt (602)                                 (158)                                 (760)
(-) Pension liability (72)                                   - (72)
Net asset FMV 2,735 $                            409 $                               3,144 $
# of common shares 35.7                                 35.7                                 35.7
Net asset FMV per share 76.55 $                            11.44 $                            87.99 $

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5% 38.3% 36.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0% 31.8% 31.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1% 29.5% 25.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3% 26.0% 27.1%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7% 51.6% 46.6%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5% 29.4% 28.3%
Q1 Q2 Q3 Q4 Full Year Q1 Q2
EBU 30.3% 35.3% 35.3% 37.3% 34.7% 34.1% 33.7%
WASBU 31.3% 30.4% 33.5% 33.2% 32.1% 25.6% 31.1%
NABU 29.2% 31.0% 33.1% 35.4% 32.1% 39.7% 32.4%
AUSBU 17.7% 21.0% 15.0% 24.0% 19.6% 23.7% 22.6%
OIBU 67.4% 39.3% 33.2% 53.3% 47.7% 41.4% 18.5%
Consolidated 28.5% 28.7% 27.0% 30.4% 28.6% 29.2% 25.4%
FY13
FY14
FY12
FY15
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 FY12 Q1 Q2 Q3 Q4 FY13
Net income $21 $3 $26 $15 $65 $24 $30 $37 $40 $132
Income tax expense $7 -$2 $7 $2 $14 $6 $8 $8 $13 $35
Interest expense $9 $9 $10 $10 $38 $9 $9 $15 $10 $42
Gain on disposal of assets -$1 $2 $3 $29 $32 $5 $1 -$7 -$7 -$8
Depreciation and amortization $23 $25 $23 $25 $96 $21 $23 $25 $27 $96
Special items $0 $25 $0 $3 $28 $2 -$2 $15 $2 $16
Adjusted EBITDA Subtotal $58 $62 $69 $84 $273 $68 $70 $92 $85 $314
Rental expense $9 $9 $13 $15 $46 $16 $15 $18 $18 $67
Adjusted EBITDAR $67 $71 $82 $99 $319 $84 $85 $109 $103 $381
($ in millions) Q1 Q2 Q3 Q4 FY14 Q1 Q2
Net income $27 $110 $19 $32 $188 $45 $28
Income tax expense $8 $41 $3 $6 $57 $12 $6
Interest expense $20 $9 $7 $8 $45 $7 $8
Gain on disposal of assets $2 $3 -$4 $0 $1 -$1 $0
Depreciation and amortization $23 $24 $24 $26 $96 $25 $28
Special items $0 -$102 $24 $20 -$59 $6 $7
Adjusted EBITDA Subtotal $79 $85 $72 $92 $328 $95 $77
Rental expense $23 $23 $28 $31 $106 $33 $35
Adjusted EBITDAR $102 $109 $101 $123 $434 $128 $112
Fiscal year ended,
3/31/2012 3/31/2013
3/31/2014 3/31/2015
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q2 FY15 and Q2 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q2 FY15
$26.1
=          $120.0*  - (       $3,575*       X        2.625%**)
Bristow Value Added calculation for Q2 FY14
$22.4
= $109.2* - ( $3,309* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation Q2 FY14 Q2 FY15
Net income 111 26
Depreciation and amortization 24 28
Interest expense 9 8
Interest income (1)           (0)
Rent 23          35
Other income/expense-net (105)       3
Gain/loss on asset sale 3            (0)
Special items 3            6
Tax effect from special items 35          (2)
Earnings (losses) from unconsolidated affiliates, net (3)           3
Non-controlling interests (1) 2
Gross cash flow before Lider $98 $109
Gross cash flow - Lider proportional 12 11
Gross cash flow after Lider $109 $120

Bristow adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q2 FY14 Q2 FY15
Total assets 3,166       3,280
Accumulated depreciation 518           511
Capitalized operating leases 373           610
Cash and cash equivalents (314)         (264)
Current assets from discontinued operations 0 0
Long-term assets from discontinued operations 0 0
Assets from discontinued operations -            -
Investment in unconsolidated entities (272)         (261)
Goodwill (30)            (56)
Prepaid pension cost -            -
Intangibles (2)              (17)
Assets held for sale: net (27)            (32)
Assets held for sale: gross 56             74
Adj. for gains & losses on assets sales (8)              24
Accounts payable (70)            (80)
Accrued maintenance and repairs (17)            (20)
Other accrued taxes (10)            (11)
Accrued wages, benefits and related taxes (49)            (63)
Other accrued liabilities (24)            (184)
Income taxes payable (33)            (9)
Deferred revenue (21)            (30)
ST deferred taxes (2)              (12)
LT deferred taxes (155)         (166)
Adjusted gross operating assets before Lider $3,079 $3,296
Adjusted gross operating assets - Lider proportional 230 279
Adjusted gross operating assets after Lider 3,309       3,575

Líder Bristow Value Added (BVA)
Sample calculation for Q2 FY15 and Q2 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q2 FY15
$3.9
= $11.3* - ( $279* X 2.625%**)
Bristow Value Added calculation for Q2 FY14
$5.6
= $11.6* - ( $230* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Líder gross cash flow reconciliation
($ in millions)
Gross cash flow reconciliation Q2 FY14 Q2 FY15
Net income  (loss) 22.1 $          11.7 $
Depreciation and amortization 4.1               3.5
Rent 6.6               7.3
Interest expense 3.7               4.1
Interest income (0.9)              (1.5)
FX (gains) losses (10.6)            2.4
Other income/expense-net (2.0)              (0.2)
Special Adjustment- remove Lider tax per income stmt. 12.0             3.7
Earnings (losses) from unconsolidated affiliates, net 0.3               -
Non-controlling Interests (0.3)              (0.8)
Gross cash flow 34.9             30.2
Special item outside of Lider - add Bristow tax calc. (7.6)              (3.4)
Gross cash flow 27.4             26.9
42.5% Lider proportional consolidation - GCF 11.6 $          11.3 $

Líder adjusted gross operating assets reconciliation
($ in millions)
Adjusted gross operating assets reconciliation Q2 FY14 Q2 FY15
Total assets 595.2 $           641.7 $
Cash and cash equivalents (98.2)               (64.5)
Accumulated depreciation 71.8                85.8
Capitalized operating leases 132.2              146.7
Investments & escrow deposits (31.8)               (49.8)
Intangibles (5.2)                 (5.8)
Intangibles, amortization 4.0                   4.4
Other, non operating assets (24.1)               (9.7)
Adj. for gains & losses on assets sales -                   -
Accounts payable (27.0)               (43.0)
Other payables (2.4)                 (2.1)
Other accrued taxes -                   (3.5)
Accrued wages, benefits and related taxes (20.0)               (19.7)
Income taxes payable (6.3)                 (4.9)
Deferred revenue (14.0)               (9.8)
LT deferred taxes (33.5)               -
Adjusted gross operating assets 540.8              665.8
42.5% Lider proportional consolidation GOA 229.8 $           278.8 $

Líder's adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q3 CY13 Q4 CY13 Q1 CY14 Q2 CY14 Q3 CY14
Gross revenue 116.8          119.3          121.2          113.7          116.4
(-) Revenue deductions (6.6)             (7.6)             (5.9)             (7.3)             (7.7)
Net operating revenue 110.2          111.3          115.3          106.4          108.7
(-) Cost of products and services (84.2)           (87.0)           (90.8)           (79.5)           (82.0)
Gross profit 26.0            24.6            24.5            26.9            26.6
(-) Selling and administrative expenses (10.3)           (9.6)             (7.0)             (7.5)             (8.8)
(+) Equity income of associates 0.4              (0.0)             0.5              0.8              (0.6)
(+) Other operating income/expenses 1.2              0.7              0.2              0.2              0.2
Operating result 17.3            15.7            18.3            20.4            17.5
(+) Depreciation and amortization - cost 3.4              3.2              3.2              3.3              3.3
(+) Depreciation and amortization - expenses 0.2              0.2              0.2              0.2              0.2
EBITDA 21.0            19.2            21.6            23.9            21.0
Leasing costs 6.5              7.3              7.4              7.3              7.4
Adjusted EBITDAR 27.4            26.4            29.1            31.2            28.4

Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Six Months Ended September 30, 2014	Six Months Ended September 30, 2013
	(In thousands, except per share amounts)			
Adjusted operating income	$ 49,689	$ 59,087	$ 118,993	$ 117,752
Gain (loss) on disposal of assets	127	(3,064)	737	(4,785)
Special items [i]	(5,752)	(2,088)	(10,474)	(2,913)
Operating income	$ 44,064	$ 53,935	$ 109,256	$ 110,054
Adjusted EBITDAR	$ 112,069	$ 108,508	$ 239,692	$ 211,806
Gain (loss) on disposal of assets	127	(3,064)	737	(4,785)
Special items [i]	(6,781)	101,836	(12,375)	101,011
Depreciation and amortization	(28,205)	(23,858)	(53,539)	(46,677)
Rent expense	(35,441)	(23,314)	(68,557)	(46,375)
Interest expense	(7,958)	(9,078)	(15,321)	(29,448)
Provision for income taxes	(5,986)	(41,146)	(17,809)	(48,736)
Net income	$ 27,825	$ 109,884	$ 72,828	$ 136,796
Adjusted net income	$ 31,062	$ 46,504	$ 78,431	$ 83,544
Gain (loss) on disposal of assets [ii]	109	(2,438)	592	(3,780)
Special items [i] [ii]	(5,089)	66,540	(8,832)	57,728
Net income attributable to Bristow Group	$ 26,082	$ 110,606	$ 70,191	$ 137,492
Adjusted diluted earnings per share	$ 0.87	$ 1.27	$ 2.19	$ 2.28
Gain (loss) on disposal of assets [ii]	—	(0.07)	0.02	(0.10)
Special items [i] [ii]	(0.14)	1.81	(0.25)	1.58
Diluted earnings per share	0.73	3.01	1.96	3.75

Bristow

TARGET ZERO

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q2 FY15
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

Bristow leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c) = (a) + (b) (a) / (c)
(in millions)
As of September 30, 2014 779.5 $                                  1,757.5 $             2,537.0 $       30.7%
Adjust for:
Unfunded Pension Liability 71.8 71.8
NPV of Lease Obligations 602.2 602.2
Letters of credit 2.6 2.6
Adjusted 1,456.1 $                               (d) 1,757.5 $             3,213.6 $       45.3%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2015 461.5 $                                  (e)

Líder leverage reconciliation
(in millions) Sep-13 Sep-14
Total book debt 279 $       317 $
NPV of leases 75             51
Total adjusted debt 354           368
TTM adjusted EBITDAR 125 $       115 $
Adjusted debt / TTM adj. EBITDAR 2.8x 3.2x

FY15 guidance
Average  LACE (Large AirCraft
Equivalent)
~161 - 167 Interest expense ~ $30 - $35M
Average LACE Rate ~ $9.50 - $10.50M Rent expense (a/c only) ~$137 - $142M
G & A expense (all inclusive) ~ $190 - $200M Tax rate* ~ 21 - 25%
Depreciation expense ~ $97 - $102M Adj. EPS guidance $4.70 - $5.20
FY15 guidance as of June 30, 2014
Average  LACE (Large AirCraft
Equivalent)
~161 - 167 Interest expense ~ $28 - $32M
Average LACE Rate ~ $9.50 - $10.50M Rent expense (a/c only) ~$140 - $145M
G & A expense (all inclusive) ~ $220 - $225M Tax rate* ~ 20 - 23%
Depreciation expense ~ $100 - $105M Adj. EPS guidance $4.70 - $5.20
FY15 guidance as of September 30, 2014

51 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us